SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2007
BROCADE COMMUNICATIONS SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
1745 Technology Drive
San Jose, CA 95110

(Address, including zip code, of principal executive offices)
(408) 333-8000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 23.3
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 8.01. Other Events.
This Current Report on Form 8-K (including the documents included as exhibits 99.1, 99.2 and 99.3) is filed to be, and is hereby, incorporated by reference into our Registration Statement on Form S-3 which is being filed simultaneously herewith.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit	Description
23.1	Consent of Deloitte & Touche LLP

23.2	Consent of PricewaterhouseCoopers LLP

23.3	Consent of KPMG LLP

99.1	Audited Consolidated Financial Statements of McDATA Corporation for the fiscal years ended January 31, 2006, 2005 and 2004

99.2	Audited Consolidated Financial Statements of Computer Network Technology Corporation (“CNT”) for the fiscal years ended January 31, 2005 and 2004

99.3	Unaudited Financial Statements of CNT for the quarter ended April 30, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.
Dated: May 18, 2007	By:	/s/ Richard Deranleau
Richard Deranleau
Chief Financial Officer and Vice President, Finance

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Deloitte & Touche LLP

23.2	Consent of PricewaterhouseCoopers LLP

23.3	Consent of KPMG LLP

99.1	Audited Consolidated Financial Statements of McDATA Corporation for the fiscal years ended January 31, 2006, 2005 and 2004

99.2	Audited Consolidated Financial Statements of Computer Network Technology Corporation (“CNT”) for the fiscal years ended January 31, 2005 and 2004

99.3	Unaudited Financial Statements of CNT for the quarter ended April 30, 2005